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                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.  20549


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): December 20, 1996
                                                 ------------------------------
                                                  (December 20, 1996)
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                         PERMIAN BASIN ROYALTY TRUST
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             (Exact name of registrant as specified in its charter)




   Texas                              1-8033                      75-6280532
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(State or other              (Commission File Number)           (IRS Employer
jurisdiction of                                              Identification No.)
incorporation)



NationsBank of Texas, N.A.
Trust Department
P. O. Box 1317, Fort Worth, Texas                                   76101
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:  (817) 390-6905


                                Not applicable
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        (Former name or former address, if changed since last report)


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Item 1.         Not Applicable.

Item 2.         Not Applicable.

Item 3.         Not Applicable.

Item 4.         Not Applicable.

Item 5.         Other Events.



        As the Trustee previously reported in Permian Basis Royalty Trust's Third Quarter Report on Form 10-Q for the quarter ended September 30, 1996, the Trust is a class member in a class action lawsuit pending in the 270th
District Court of Harris County, Texas, (the "Court") styled CAROLINE ALTHEIDE AND LANGDON HARRISON V. MERIDIAN OIL INC., MERIDIAN OIL HOLDING INC., MERIDIAN OIL TRADING INC., MERIDIAN OIL PRODUCTION INC., SOUTHLAND ROYALTY COMPANY, EL PASO PRODUCTION COMPANY, MERIDIAN OIL HYDROCARBONS INC., MERIDIAN OIL GATHERING INC., MERIDIAN OIL SERVICES INC. AND EDWARD PARKER, Cause Number 92-026182 ("Class Action"). It was further reported that a settlement of the Class Action was pending approval by the Court.

        A judgment has been signed by the Court approving the settlement. However, the Trustee has been advised that such judgment approving the settlement may become the subject of an appeal. As a result of this, no distribution of settlement proceeds has been made to the Trust and the Trustee does not know if or when the Trust will receive proceeds of such settlement. One of the conditions set forth in the settlement agreement for the distribution of settlement proceeds related to the Class Action is that there will be no distribution of the settlement proceeds unless and until such judgment is no longer subject to further appeal and, if there is an appeal, not unless and until such judgment is affirmed or such appeal is dismissed and the time for any further proceedings in the appellate court of last resort has expired.

Item 6. Not Applicable.

Item 7.         Financial Statements and Exhibits.

                (a)     Not Applicable
                (b)     Not Applicable
                (c)     Not Applicable

Item 8.         Not Applicable.


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                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        NationsBank of Texas, N.A.
                                        Trustee for the
                                        Permian Basis Royalty Trust


                                        By: /s/ Eric F. Hyden
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                                            Eric F. Hyden
                                            Vice President

DATE:  December 20, 1996

             (The Trust has no directors or executive officers)